                                                                    EXHIBIT 99.3


                             SUPPLEMENTAL INDENTURE

                             THIRTY-NINTH SUPPLEMENT

                  This Supplemental Indenture, dated as of December 31, 2005 (this "Supplemental Indenture"), among Ispat Inland Inc., a Delaware corporation (the "Issuer"), Mittal Steel USA ISG Inc. ("ISG"), The Bank of New York, as Trustee under the Indenture referred to below, and Louis P. Young, as Individual Trustee under the Indenture referred to below.

                                   WITNESSETH:

                  WHEREAS, the Issuer, the Trustee and the Individual Trustee have heretofore executed and delivered a First Mortgage Indenture, dated as of April 1, 1928 (as heretofore amended, supplemented, waived or otherwise modified, the "Indenture"), providing for the issuance of First Mortgage Bonds (together, the "Bonds");

                  WHEREAS, the Issuer will be merging with and into ISG, with ISG as the successor corporation;

                  WHEREAS, Article Three, Section 1(g) and Article Twelve of the Indenture require that the Issuer, the Trustee and the Individual Trustee enter into a supplemental indenture to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by a successor corporation of any of the covenants and obligations of the Issuer contained in the Bonds and in the Indenture or any supplemental indenture;

                  WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate action on the part of each of the Issuer, the Trustee and the Individual Trustee;

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Issuer, the Trustee and the Individual Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Bonds as follows:

                                   ARTICLE I

                                   DEFINITIONS

                  Section 1.1 Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words "herein," "hereof" and hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

                                   ARTICLE II

                                ASSUMPTION BY ISG

Section 2.1 Agreement to be Bound as Issuer. ISG hereby becomes a party to the Indenture as the successor corporation of the Issuer, and as such succeeds to, and is substituted for, and may exercise every right and power of, the Issuer under the Indenture and shall be subject to all of the obligations and agreements of the Issuer under the Indenture. ISG expressly assumes the due and punctual payment of the principal and interest of all the Bonds and the observance and performance of all the covenants and conditions of the Indenture on the part of the Issuer.

Section 2.2 Acceptance. The Trustee and the Individual Trustee hereby agree to accept this Supplemental Indenture and agree, from and after the effective time of this Supplemental Indenture, to perform the same under the terms and conditions set forth in the Indenture.

                                  ARTICLE III

                                  MISCELLANEOUS

                  Section 3.1 Notices. All notices and other communications to ISG shall be given in the manner provided in the Indenture to ISG at the address set forth below:

                  Mittal Steel USA Inc.
                  4020 Kin Ross Lakes Parkway
                  Richfield, OH 44286
                  Attention: General Counsel
                  Fax: (330) 659-7626

                  With a copy to:

                  Shearman & Sterling LLP
                  Broadgate West
                  9 Appold Street
                  London, United Kingdom
                  EC2A 2AP
                  Attention:  Richard J.B. Price
                  Fax:  +44 20 7655 5485

                  Section 3.2 Benefits of Supplemental Indenture. Nothing expressed or mentioned herein is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their successors hereunder and the holders of the Bonds, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.

                  Section 3.3 Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Section 3.4 Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Bonds heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture.

                  Section 3.5 Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

                  Section 3.6 Headings. The headings of the Articles and the Sections in this Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

                  Section 3.7 Trust Indenture Act Controls. If and to the extent that any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision which is required to be included in this Supplemental Indenture by the Trust Indenture Act, the provision required by the Trust Indenture Act shall control.

                  Section 3.8 Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 3.9 Successors. All agreements of ISG in this Supplemental Indenture shall bind its successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.


               [Page Intentionally Left Blank; Signatures Follow]

                  IN WITNESS WHEREOF, said Ispat Inland Inc. has caused this Supplemental Indenture to be signed in its corporate name by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries, and said Mittal Steel USA ISG Inc. has caused this Supplemental Indenture to be signed in its corporate name by its President or one of its Vice Presidents, and said The Bank of New York has caused this Supplemental Indenture to be signed in its corporate name by one of its authorized officers and its corporate seal to be hereunto affixed and attested by one of its Trust Officers, and said Louis P. Young has hereunto set his hand and seal, all as of the day and year first above written.

                                       ISPAT INLAND INC.



                                       By: /s/  T.A. McCue
                                           -------------------------------------
                                       Name:  T.A. McCue
                                              ----------------------------------
                                       Title: Treasurer
                                              ----------------------------------


ATTEST:


By:  /s/  Marc R. Jeske
     -------------------------------
Name:  Marc R. Jeske
Title: Assistant Secretary


Signed, sealed and delivered by
Ispat Inland Inc. in the
presence of:



/s/  Estela R. Martinez
------------------------------------


/s/ Jose Cisneros
------------------------------------

                                       MITTAL STEEL USA ISG INC.


                                       By: /s/  Vaidya Suthurman
                                           -------------------------------------
                                       Name:  Vaidya Suthurman
                                       Title: Vice President -- Finance and
                                              Chief Accounting Officer


ATTEST:


By:  /s/  Carlos M. Hernandez
     ---------------------------------------
     Name:  Carlos M. Hernandez
     Title: Secretary


Signed, executed and delivered by
Mittal Steel USA ISG Inc. in the
presence of:


/s/ Michael Stagliano
------------------------------------


/s/ Chrystella Volk
------------------------------------

                                       THE BANK OF NEW YORK


                                       By: /s/ Van K. Brown
                                           -------------------------------------
                                       Name: Van K. Brown
                                       Title: Vice President


ATTEST:


         /s/ Beata Hryniewicka
         --------------------------
            Trust Officer


Signed, sealed and delivered by
The Bank of New York in the
presence of:


         /s/ Sean Johnson
         --------------------------

         /s/ Elna de Guia
         --------------------------


                                       /s/  Louis P. Young
                                       -----------------------------------------
                                       Louis P. Young

Signed and delivered by
Louis P. Young in the presence of:


         /s/ Victoria A. Rudtke
         --------------------------

         /s/ Eileen P. Young
         --------------------------

STATE OF INDIANA  )
                  )          SS.
COUNTY OF LAKE    )


                  I, Pamela M. Golon, a Notary Public in and for the county and State aforesaid, DO HEREBY CERTIFY that on this 28th day of December, 2005, before me personally came and appeared in person, T.A. McCue, Treasurer, and Marc R. Jeske, Assistant Secretary, respectively, of Ispat Inland Inc., one of the corporations described in the within, annexed and foregoing indenture, each to me personally known and personally known to me to be the Treasurer and Assistant Secretary, respectively, of said Ispat Inland Inc., and personally known to me to be the same persons whose names are subscribed to said indenture, who subscribed the same in my presence and who severally acknowledged, and, being by me severally duly sworn, deposed and said: That said T.A. McCue resides in Chicago, in the State of Illinois, and that he is a Treasurer of said Ispat Inland Inc., one of the corporations described in and which executed the foregoing indenture; that said Marc R. Jeske resides in Valparaiso, in the State of Indiana, and that he is Secretary of said Ispat Inland Inc., one of the corporations described in and which executed the foregoing indenture; that they know the seal of said corporation; that the seal affixed said indenture is such corporate seal; that said indenture was executed in behalf of said corporation by authority of its board of directors; that said seal was so affixed by authority of the board of directors of said corporation; that they did sign their respective names thereto by like authority; and they further severally acknowledged to me the signing, sealing and delivering of said indenture, and said indenture itself, to be the free and voluntary act and deed of said Ispat Inland Inc., and of themselves as such officers thereof, for the uses and purposes therein set forth.

                  GIVEN under my hand and official seal this 28th day of December, A.D. 2005.


                                              /s/  P.M. Golon
                                              ----------------------------------
                                              a resident of Lake County, IN
                                              Notary Public


My commission expires  3-25-2010
                       ---------


PAMELA M. GOLON
NOTARY PUBLIC STATE OF INDIANA
LAKE COUNTY
MY COMMISSION EXP. MAR. 25, 2010

STATE OF OHIIO    )
                  )      SS.
COUNTY OF MEDINA  )


                  I, Shannon M. Crawford, a Notary Public in and for the county and State aforesaid, DO HEREBY CERTIFY that on this 28th day of December, 2005, before me personally came and appeared in person, Vaidya Suthurman, Vice President -- Finance and Chief Accounting Officer and Carlos M. Hernandez, Secretary, respectively, of Mittal Steel USA ISG Inc., one of the corporations described in the within, annexed and foregoing indenture, to me personally known and personally known to me to be the Vice President -- Finance and Chief Accounting Officer and Secretary, respectively, of said Mittal Steel USA ISG Inc., and personally known to me to be the same person whose name is subscribed to said indenture, who subscribed the same in my presence and who severally acknowledged, and, being by me severally duly sworn, deposed and said: That said Vaidya Suthurman resides in Chicago, in the State of Illinois, and that he is an Vice President -- Finance and Chief Accounting Officer of said Mittal Steel USA ISG Inc., one of the corporations described in and which executed the foregoing indenture; that said Carlos M. Hernandez resides in Dallas, in the State of Texas, and that he is Secretary of said Mittal Steel USA ISG Inc., one of the corporations described in and which executed the foregoing indenture; that they know the seal of said corporation; that the seal affixed said indenture is such corporate seal; that said indenture was executed in behalf of said corporation by authority of its board of directors; that said seal was so affixed by authority of the board of directors of said corporation; that they did sign their respective names thereto by like authority; and they further severally acknowledged to me the signing, sealing and delivering of said indenture, and said indenture itself, to be the free and voluntary act and deed of said Mittal Steel USA ISG Inc., and of themselves as such officers thereof, for the uses and purposes therein set forth.

                  GIVEN under my hand and official seal this 28th day of December, A.D. 2005.


                                            /s/  Shannon M. Crawford,
                                            ------------------------------------
                                            a resident of Medina County, Ohio
                                            Notary Public

My commission expires 1-24-2010
                      --------


SHANNON M. CRAWFORD
NOTARY PUBLIC STATE OF OHIO
COMMISSION EXPIRES 1-24-2010

STATE OF NEW YORK    )
                     )     SS.
COUNTY OF NEW YORK   )


                  I, Lucille Mercurio, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that on this 28 day of December, 2005, before me personally came and appeared in person, Van K. Brown, a Vice President, and Beata Hryniewicka, a Trust Officer, respectively, of The Bank of New York, one of the corporations described in the within, annexed and foregoing indenture, each to me personally known and personally known to me to be a Vice President and a Trust Officer, respectively, of said The Bank of New York, and personally known to me to be the same persons whose names are subscribed to said indenture, who subscribed the same in my presence and who severally acknowledged, and, being by me severally duly sworn, deposed and said: That said Vice President resides in 5440 Post Road in the State of New York, and that (s)he is a ___________ of said The Bank of New York, one of the corporations described in and which executed the foregoing indenture; that said Trust Officer resides in 118 W 45 St., Bayonne, in the State of New Jersey, and that (s)he is a Trust Officer of said The Bank of New York, one of the corporations described in and which executed the foregoing indenture; that they know the seal of said corporation; that the seal affixed to said indenture is such corporate seal; that said indenture was executed in behalf of said corporation by authority of its By-Laws; that said seal was so affixed by authority of the By-Laws of said corporation; that they did sign their respective names thereto by like authority; and they further severally acknowledged to me the signing, sealing and delivering of said indenture, and said indenture itself, to be the free and voluntary act and deed of said The Bank of New York, and of themselves as such officers thereof, for the uses and purposes therein set forth.

                  GIVEN under my hand and official seal this 28 day of December, A.D. 2005.


                                      /s/  Lucille Mercurio
                                      ------------------------------------------
                                      a resident of Bronx County, New York State
                                      Notary Public


My commission expires
                      -------------------

LUCILLE MERCURIO
NOTARY PUBLIC, STATE OF NEW YORK
No. 03-4654994
QUALIFIED IN BRONX COUNTY
CERTIFICATE FILED IN NEW YORK COUNTY
COMMISSION EXPIRES DECEMBER 31, 2005

STATE OF NEW YORK    )
                     )       SS.
COUNTY OF KINGS      )

                  I, Victoria A. Rudtke, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that on this 28th day of December, 2005 before me personally came and appeared in person Louis P. Young, to me personally known and personally known to me to be the person described in, and who executed, and the same person whose name is subscribed to, the within, annexed and foregoing indenture, and acknowledged the execution of, and that he signed, executed and delivered said indenture as his free and voluntary act and deed for the uses and purposes therein set forth.

                  GIVEN under my hand and official seal this 28th day of December, A.D. 2005.


                                            /s/  Victoria A. Rudtke,
                                            ------------------------------------
                                            a resident of Kings County, New York
                                            Notary Public


My commission expires
                      -----------------


VICTORIA A. RUDTKE
NOTARY PUBLIC, STATE OF NEW YORK
No. 01RU4996249
QUALIFIED IN KINGS COUNTY
COMMISSION EXPIRES MAY 11, 2006


This instrument was prepared by:
                  Richard Price
                  Shearman & Sterling LLP
                  599 Lexington Avenue
                  New York, New York 10022
                  U.S.A.


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